SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2003

Ethyl Corporation

(Exact name of Registrant as specified in charter)

Virginia (State or other jurisdiction of incorporation)	1-5112 (Commission file number)	54-0118820 (IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia (Address of principal executive offices)		23218-2189 (Zip code)

(804) 788-5000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release issued by Ethyl Corporation (the “Company”) on May 6, 2003 (furnished pursuant to Item 9).

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K and the earnings press release, attached as Exhibit 99.1 hereto, are being furnished by the pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216 and 34-47583, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the first quarter ended March 31, 2003.

On May 6, 2003, the Company issued a press release regarding its earnings for the first quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The earnings press release includes the non-GAAP financial measures discussed below.

Earnings per share for continuing operations have been presented excluding the nonrecurring items discussed in the notes to the financial statements that are attached to the earnings press release. We have included these non-GAAP financial measures in the earnings press release in order to provide transparency to investors and to enhance period-to-period comparability of performance. We believe that these non-GAAP financial measures are more reflective of our continuing operations.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2003

ETHYL CORPORATION

By:	/s/ DAVID A. FIORENZA
David A. Fiorenza
Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on May 6, 2003 (furnished pursuant to Item 9).

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